UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 8, 2012

G&K Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-4063	41-0449530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka, MN		55343
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 912-5500

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 8, 2012, G&K Services, Inc. (the “Company”) held an annual meeting of its shareholders. At the annual meeting, the Company’s shareholders voted on the matters set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a three-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Broker Non-votes
Douglas A. Milroy	16,294,398	415,211	898,734
Jeffrey L. Wright	15,468,209	1,241,400	898,734
Alice M. Richter	16,262,275	447,334	898,734

There were no abstentions for this item.

2.	The proposal to ratify the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for fiscal 2013 was approved based upon the following votes:

Votes for approval	16,871,071
Votes against	725,556
Abstentions	11,716

There were no broker non-votes for this item.

3.	The shareholders approved a non-binding advisory vote on executive compensation:

For	16,294,144
Against	381,629
Abstentions	33,836
Broker Non-Votes	898,734

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2012	By	/s/ Jeffrey L. Cotter
Jeffrey L. Cotter
	Its	Vice President, General Counsel and Corporate Secretary

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